UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 3, 2025 (the “Effective Date”), Verano Holdings Corp. (the “Company”) filed articles of domestication (“Articles of Domestication”) and articles of incorporation (“Articles of Incorporation” and together with the Articles of Domestication, the “Governing Documents”) with the Secretary of State of the State of Nevada to continue out from the jurisdiction of the Province of British Columbia, Canada, to the jurisdiction of the U.S. State of Nevada (the “Continuance”). The Continuance was consummated pursuant to a Plan of Arrangement, which was approved by the Company’s shareholders at a special meeting of the shareholders held on October 27, 2025 (the “Plan of Arrangement”), and a Final Order issued by the Supreme Court of British Columbia, Canada on October 30, 2025.

Following the time at which the Governing Documents become effective (the “Effective Time”) on the Effective Date, pursuant to the Plan of Arrangement and by operation of law, (i) all the property, rights, interests, privileges and powers of the Company continue to be property, rights, interests, privileges and powers of the Company; (ii) all debt due to the Company, its subsidiaries, all rights under all contracts and all other causes of action belonging to the Company immediately prior to the Effective Time continue to be vested in the Company; (iii) all debts, liabilities, obligations and duties of the Company immediately prior to the Effective Time remain attached to the Company following the Effective Time and continue to be debts, liabilities, obligations and duties of the Company, and (iv) any existing cause of action, claim or liability to prosecution remains unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the Company may be enforced by or against the Company following the Effective Time.

The Plan of Arrangement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. For additional information regarding the Continuance, please refer to the management information circular and proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov and on SEDAR+ in Canada at www.sedarplus.ca on September 26, 2025 (the “Proxy Statement”).

Item 3.02. Unregistered Sales of Equity Securities.

As part of the Continuance, the previously authorized, issued and outstanding Class A subordinate voting shares of the Company (each a “Subordinate Voting Share”) were deemed to be exchanged on the Effective Date for authorized, issued and outstanding shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) on a one-for-one basis. The issuance of the shares of Common Stock was made in reliance upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act of 1933, as amended . As of the Effective Date and after giving effect to the Continuance, the Company had 361,815,879 shares of Common Stock issued and outstanding and 4,825,491 shares of Common Stock reserved for issuance for outstanding awards under the Verano Holdings Corp. Stock and Equity Incentive Plan (the “Equity Incentive Plan”). The Subordinate Voting Shares are no longer part of the authorized capital structure of the Company.

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Item 3.03. Material Modification to Rights of Security Holders.

On the Effective Date, (i) each Subordinate Voting Share was automatically exchanged into one issued and outstanding share of Common Stock, without any action required on the part of the Company or the holders thereof; (ii) each outstanding option to purchase Subordinate Voting Shares was deemed to be adjusted to become one outstanding option to purchase an equal number of shares of Common Stock at the same exercise price per share and otherwise on the same terms and conditions (each an “Option”) under the Equity Incentive Plan and applicable award agreement; and (iii) each outstanding restricted stock unit to receive Subordinate Voting Shares was deemed to be adjusted to become one outstanding restricted stock unit to receive an equal number of shares of Common Stock with the same terms and conditions (each an “RSU”) under the Equity Incentive Plan and applicable award agreement.

In connection with the Continuance, the Company filed with the Secretary of State of the State of Nevada: (i) the Articles of Domestication, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference; and (ii) the Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference. In addition, the Company adopted bylaws, which became effective on the Effective Date, a copy of which is attached hereto as Exhibit 3.3 (the “Bylaws”).

Descriptions of the material terms of the Articles of Incorporation and the Bylaws are included under the heading “Overview of the Arrangement to be Voted on at the Meeting - Comparison of Shareholders’ Rights Under British Columbia and Nevada Law” and “- Comparison of the Articles of Incorporation and Bylaws with the BC Notice of Articles and BC Articles” in the Proxy Statement. Exhibit 4.1 attached hereto contains a description of the Company’s authorized capital stock as set forth in the Articles of Incorporation.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Domestication, Articles of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, each of which is incorporated herein by reference.

The Company, after giving effect to the Continuance, is deemed to be the successor issuer to the Company immediately prior to the Continuance pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Common Stock is therefore deemed to be registered under Section 12(g) of the Exchange Act. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

In connection with the Continuance, the directors and executive officers of the Company immediately prior to the Continuance did not change and remain the directors and executive officers of the Company. However, on the Effective Date the Company appointed the Company’s Chief Executive Officer, George Archos, to the additional position of President of the Company and the Company’s Chief Financial Officer, Richard Tarapchak, to the additional position of Treasurer of the Company.

The information required by Items 401(b), (d), and (e) of Regulation S-K are included under the headings “Proposal No. 2 - Election of Directors – Biographical Information” and “Executive Officers” in the proxy statement filed by the Company with the SEC and on SEDAR+ on April 22, 2025 in connection with the Company’s annual general meeting of shareholders (the “Annual Meeting Proxy Statement”) and the information required by Item 404(a) of Regulation S-K is included under the heading “Proposal No. 2 - Election of Directors – Certain Relationships and Related Person Transactions” in the Annual Meeting Proxy Statement.

Equity Incentive Plan

In connection with the Continuance, the Board of Directors of the Company approved amendments to the Equity Incentive Plan and related forms of award agreements to reflect the Company’s incorporation in Nevada and conforming amendments for the terms of the Common Stock authorized in the Articles of Incorporation. The amended Equity Incentive Plan, form of equity award agreement for Options and form of equity award agreement for RSUs are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

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Long-Term Cash Incentive Plan

In connection with the Continuance, the Board of Directors of the Company approved amendments to the Company’s Long-Term Cash Incentive Plan and related form of award agreement to reflect the Company’s incorporation in Nevada. The amended Long-Term Cash Incentive Plan and form of cash award agreement are attached hereto as Exhibits 10.4 and 10.5, respectively.

Annual Bonus Plan

In connection with the Continuance, the Board of Directors of the Company approved amendments to the Company’s Annual Bonus Plan to reflect the Company’s incorporation in Nevada. The Annual Bonus Plan is attached hereto as Exhibit 10.6.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 above is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

On November 4, 2025, the Company issued a press release with respect to the completion of the Continuance. This press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Arrangement.
3.1	Articles of Domestication.
3.2	Articles of Incorporation of Verano Holdings Corp., a Nevada corporation.
3.3	Bylaws of Verano Holdings Corp., a Nevada corporation.
4.1	Description of Capital Stock.
10.1	Verano Holdings Corp. Stock and Equity Incentive Plan.
10.2	Form of Equity Award Agreement for Stock Option.
10.3	Form of Equity Award Agreement for RSU.
10.4	Cash Incentive Plan.
10.5	Form of Cash Award Agreement.
10.6	Verano Holdings Corp. Annual Bonus Plan.
99.1	Press Release dated November 4, 2025.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verano Holdings Corp.

Date: November 4, 2025	By:	/s/ George Archos
George Archos
Chief Executive Officer

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